UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2007 (June 20, 2007)

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

7887 East Belleview Avenue, Suite 200, Englewood, Colorado, 80111

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:   303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to the resignation Lawrence E. Kreider as Executive Vice President and Chief Financial Officer of the Affordable Residential Communities Inc. and each of its subsidiaries (“Company), Mr. Kreider’s Separation Agreement, dated February 18, 2004 will terminate on July 20, 2007.

ITEM 5.02  DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 20, 2007, Lawrence E. Kreider resigned as the Executive Vice President and Chief Financial Officer of the Company.

The Company has issued a press release regarding this matter. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference and all references and descriptions to the press release are qualified in their entirety by the terms of that release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press release issued by the Company on June 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:        June 20, 2007

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President